Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Furnished solely under Section 906 of

the Sarbanes-Oxley Act of 2002 and not

filed as part of the Report on Form 10-Q for

the quarterly period ended March 31, 2003.

I, Emanuel N. Hilario, hereby certify that:

1)              The accompanying Report of Angelo and Maxie’s, Inc. on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934  and

2)              The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Angelo and Maxie’s, Inc.

/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Vice President and Chief Financial Officer
Dated: May 9, 2003

A signed original of this written statement required by Section 906 has been provided to Angelo and Maxie’s, Inc. and will be retained by Angelo and Maxie’s, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.